Intangible Assets - Estimated Amortization Expense (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
2014	$ 223
2015	223
2016	223
2017	223
2018	223
Thereafter	1,462
Total	$ 2,577	$ 2,800